Note 3 - Receivables	6 Months Ended
Jun. 30, 2012
Notes
Note 3 - Receivables

NOTE 3 – RECEIVABLES

At June 30, 2012, we had Accounts receivables in the amount of $36,957 held in escrow by WORDsearch Corp., L.L.C.  As part of the Software Product Line Purchase Agreement for the sale of our QuickVerse® product line, it was agreed that WORDsearch would hold a portion of the original purchase price of $975,000 in cash in escrow. These funds were and continue to be held for settlement agreements reached with certain of our royalty content providers pursuant to which reductions in the total accrued royalty balance owed by us to them were and continue to be finalized, which agreements were part of a broad initiative on our part arising in connection with our sale to WORDsearch of our QuickVerse® product line. See Note 11.